UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2021

Dune Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Rosemary Avenue, Suite 204 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(917) 742-1904

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DUNEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DUNE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DUNEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 12, 2021, Dune Acquisition Corporation, a Delaware corporation (“Dune”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Dune, Dune Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Dune, Dune Merger Sub II, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Dune, and TradeZero Holding Corp., a Delaware corporation (“TradeZero”).

Attached as Exhibit 99.1 is a press release, dated November 9, 2021 (the “Press Release”), jointly issued by TradeZero and Dune regarding their participation at Needham & Company’s 2nd Annual Virtual Tech Conference on November 16, 2021. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Dune under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

Certain transactions contemplated by the Merger Agreement (the "Business Combination") will be submitted to Dune’s stockholders for their consideration. Dune intends to file a proxy statement (the “Proxy Statement”) that will be sent to all holders of Dune’s common stock as of the record date set forth in the Proxy Statement in connection with the Business Combination. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Dune’s stockholders, TradeZero’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about TradeZero, Dune and the Business Combination. When available, the definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Dune as of a record date to be established for voting on the proposed Business Combination. Dune stockholders and TradeZero stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Dune’s secretary at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401, (917) 742-1904.

Participants in Solicitation

Dune and its directors and executive officers may be deemed participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Dune is contained in Dune’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of Dune’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Business Combination when available.

TradeZero and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement for the proposed Business Combination when available.

Forward-Looking Statements Legend

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contains certain forward-looking statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside Dune’s and TradeZero’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against Dune and TradeZero following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Dune, certain regulatory approvals, or the satisfaction of other conditions to closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on TradeZero’s business and/or the ability of the parties to complete the proposed Business Combination; (vi) the inability to maintain the listing of Dune’s shares on the Nasdaq Stock Market following the proposed Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of TradeZero to grow and manage growth profitably, and retain its key employees; (ix) costs related to the proposed Business Combination; (x) changes in applicable laws or regulations; and (xi) the possibility that TradeZero or Dune may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Dune’s most recent filings with the SEC, including Dune’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning Dune or TradeZero, the transactions described herein or other matters attributable to Dune, TradeZero or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Dune or TradeZero expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ACQUISITION CORPORATION

Date: November 9, 2021

	By:	/s/ Carter Glatt
	Name:	Carter Glatt
	Title:	Chief Executive Officer

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